Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

        INTERNATIONAL BUSINESS DEVELOPMENT, MARKETING AND SALES AGREEMENT

     THIS AGREEMENT (this "Agreement") is made and entered into as of April 7, 2000, by and between EXPRESS SUCCESS INTERNATIONAL, LLC., a Nevada limited liability company ("Express"), and AMERICAN TECHNOLOGIES GROUP, INC., a Nevada corporation ("ATG").

                                R E C I T A L S:

     WHEREAS, ATG desires to develop demand for and sell the Products described on Exhibit A, as may be amended from time to time, worldwide and desires the assistance of Express it its efforts; and

     WHEREAS, Express possesses unique skills and adequate resources to assistance ATG in its product development and marketing efforts;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, ATG and Express hereby agree as follows:

1.   RELATIONSHIP.

     1.1  Appointment.


     (a) Upon the terms, and subject to the terms and conditions, contained herein, ATG hereby appoints Express as a Special Worldwide Distributor of the Products, subject to the limitations contained in Exhibit 1.1. The rights granted hereunder shall be exclusive as to certain countries or marketing areas upon the agreement of ATG as to certain volume and other requirements as may be included in Exhibit 1.1 from time-to-time. Exhibit 1.1 also contains those territories wherein ATG has previously granted exclusive rights and Express shall not market the Products in such territories. ATG has and will continue to grant to other parties the non-exclusive right to market the Products in other parts of the world where Express is not granted exclusive marketing rights.

     (b) If ATG objects to any sales of Products by or through Express ("Objected Sales") , ATG shall give Express written notice ("Objection Notice") which shall reasonably identify the Objected Sales and specify each purchaser and state the basis of the objection, consistent with this Agreement. If Express believes that such identified sales are not inconsistent with the provisions of the Agreement, then ATG and Express shall endeavor to resolve such disagreement. If ATG gives Express an

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

Objection Notice, and Express thereafter ceases to sell Products to purchasers specified in the Objection Notice, then the Objected Sales identified in the Objection Notice shall not be a Express's default under this Agreement.

     (c) ATG shall not sell Products to identified potential customers or existing customers of Express. If Express objects to sales by ATG, Express shall give ATG written notice of such objection. The notice shall reasonably identify the sales to which Express objects, specify each purchaser and the reason for the objection. If ATG believes that such identified sales are not inconsistent with the provisions of the Agreement, then ATG and Express shall endeavor to resolve such disagreement. If Express gives ATG such a notice and ATG thereafter ceases to sell Products to purchasers specified in the notice, then the sales identified in the notice shall not be a ATG's default under this Agreement.

     1.2 Acceptance of Appointment. Express hereby accepts appointment as provided in Section 1.1 above, and hereby agrees fully and faithfully to perform and discharge all of its duties, obligations and responsibilities as set forth in this Agreement. Express hereby acknowledges the proprietary and intellectual property rights of ATG in the Products.

     1.3 Competing Products. During the term of this Agreement, Express, its officers, directors, shareholders, employees, agents or representatives (collectively, "Agents"), and any entity in which Express or any of its Agents has a direct or indirect controlling ownership interest, shall not, directly or indirectly, promote, sell or distribute products which are directly competitive with the Products.

     1.4 Independent Contractor. The relationship of ATG and Express established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (a) give either party hereto the power to direct and control the day-to-day activities of the other, or (b) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking. Neither party hereto nor any of its Agents is the representative of the other party for any purpose except as expressly set forth in this Agreement, and has no power or authority as agent, employee or in any other capacity to represent, act for, bind, or otherwise create or assume an obligation on behalf of the other for any purpose whatsoever. All financial obligations associated with Express's business are the sole responsibility of Express. All sales and other agreements between Express and its customers are

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

Express's exclusive responsibility and shall have no effect on Express's obligations under this agreement.

     1.5 Product Development. From time to time Express may recommend certain Products or modifications to existing Products and ATG shall work with Express in developing same into viable commercial Products to the extent that ATG believes such recommendations are viable. Further at the sole cost of Express, Express may "private label" the Products with or without ATG labels. The use of ATG labels must comply with the provisions of 8.4 and 8.5, as applicable. No representations regarding the Products shall be made in any private label or branded marketing materials, packaging etc. without the prior written approval of ATG, which approval shall not be unreasonably withheld.

     1.6 Promotional Duties.

     (a) Express shall (i) exert its best efforts consistent with sound business planning and projected profitability and sales potential to introduce and diligently advertise, promote, sell, distribute, and service (collectively, "Marketing") the Products, (ii) make use of, and disseminate to its existing customers, and to potential purchasers, all promotional materials, if any, supplied by ATG, and (iii) cooperate with ATG in activities directed toward the Marketing of the Products. At ATG's request, Express shall make immediately available to ATG copies of all print and electronic Marketing materials used by it for the Products.

     (b) ATG will provide reasonable quantities of its combustion enhancement products for promotional use and evaluation purposes at no cost to Express. The use of such samples for testing will be at the discretion and direction of ATG.

     (c) Express shall at all times demonstrate and otherwise represent the Products fairly in comparison with competitive products from other manufacturers, shall make no false or misleading representations with regard to the Products or ATG, and shall not make any representations with respect to the specifications, features or capabilities of the Products which are not consistent with those described in the Product literature or other material supplied by ATG.

     (d) ATG shall assist Express in its efforts by making available reasonable quantities of such marketing materials as ATG has developed and jointly developing such marketing materials as Express may recommend.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

     1.7 Technical Support. ATG shall provide Express with such technical support regarding the Products as is reasonably necessary for Express to assist ATG under this Agreement, including but not limited to copies of all applicable Product test results.

     1.8 Reporting Obligations of Express. Express shall provide to ATG, no later than the fifteenth (15th) day of each month, as to the following calendar month, Express's sales projection reports setting forth the projected sales of each Product, as well as such other information that ATG may reasonably request from time to time. Express may from time to time give ATG notice of accounts acquired by Express and the notice shall be deemed accurate unless ATG gives Express notice otherwise within seven (7) days of Express's notice to ATG.

     1.9 Stock Options. Subject to the approval of the Board of Directors of ATG, the parties shall enter into a stock option agreement in the form of
Exhibit 1.9 which provides for the granting of stock options which vest upon the achievement of certain sales requirements.

2.   PURCHASE OF PRODUCTS

     2.1 Ordering Procedure. Purchase of the Products shall be made by Express by means of purchase orders submitted to ATG. Each such purchase order shall specify, inter alia, the number of units of each Product ordered by Express, the desired date and location of delivery.

     2.2 Purchase Order Form. Each purchase order for the Products shall be submitted on the purchase order form attached hereto as Exhibit 2.2. No additional or conflicting terms or conditions may be proposed by Express in or in connection with any purchase order, and no such additional or conflicting terms or conditions shall be binding upon ATG without its prior written consent.

     2.3 Production, Supply and Delivery of Products. During the term of this Agreement or thereafter, ATG reserves the right, without obligation or liability to Express, to manufacture, produce, warehouse or source the Products at any worldwide location, including locations outside of the United States of America. The Products ordered by Express shall be delivered F.O.B. place of manufacturing. ATG further reserves the right, in its sole discretion with one hundred and eighty (180) days prior notice to Express, to discontinue the production of any Product. If ATG discontinues production of any products for any reason or

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

any action is taken under Section 2.3(c), Express has the right to acquire the necessary manufacturing rights and resources to manufacture the products on such terms as the parties may reasonably determine in order to guarantee supply of the products to Express and its customers under a "private label" only.

     If (a) Express properly orders Products but is unable to receive the full amount of its order due solely to the failure of ATG to supply such Products;
(b) ATG's failure is due to discontinuance of such Products; or (c) such discontinuance is not due to ATG's transfer of any of its Confidential Information (as hereinafter defined), ATG's Patents (as hereinafter defined), or other intellectual property rights relating to the Products owned or controlled by ATG to another person or entity, then ATG's failure to supply Products to Express shall not constitute a breach of this Agreement.

     2.4 Title and Risk of Loss. Title to the Products and all risk of loss shall pass from ATG to Express at the time and place of ATG's delivery of the Products to a common carrier for delivery to Express in accordance with the delivery terms prescribed in each purchase order, notwithstanding that ATG may retain rights of possession or repossession to ensure collection of the purchase price thereof. Express shall be solely responsible for insuring the Products after delivery to a common carrier for delivery to Express. Express shall designate the common carrier used for transportation of the Products. ATG shall not be responsible for any delay caused by the carrier.

     2.5 Inspection and Rejection. Express shall have the obligation to inspect the Products delivered to it within fifteen (15) business days after Express receipt thereof from the local custom's agent at Express's designated delivery point ("Receipt"), and unless any claim is made within said fifteen (15) business day period, Express shall have conclusively deemed to have accepted in good and marketable condition all the Products delivered to it.

3. PRODUCT PRICES. The prices at which ATG shall supply Express with Products (the "Supply Price") shall be set forth in the Product price list which is set forth on Schedule 3 attached hereto. The Product price list is subject to change upon ninety (90) days notice. At no time shall the then applicable Supply Price be greater than the price at which the Products are sold to other customers for similar quantities and under similar conditions.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

4.  PAYMENT FOR PRODUCTS.

         4.1 Payment Terms. Express shall place into effect an irrevocable letter of credit ("ILOC") in an amount sufficient to cover the purchase order, plus shipping costs (unless shipping has been prepaid by Express), from a bank and in a form acceptable to ATG. ATG may draw upon the ILOC to the extent of (i) 50% of the total purchase order, plus shipping if applicable, upon delivery of the Product so ordered to the common carrier designated by Express, (ii) 25% of the total purchase order upon Receipt of the Product by Express, and (iii) 25% ninety (90) days after Receipt of the Product. The ILOC shall be paid (i) upon delivery to ATG's bank of evidence of delivery to Express's selected carrier of the Product ordered and as to (ii) upon delivery to ATG's bank of evidence of receipt by Express of the Product order received by ATG from Express's selected carrier.

     4.2 Invoices. ATG shall invoice Express for the purchase price of the Products upon ATG's delivery of such Products to a common carrier for shipment to Express.

     4.3 Right to Discontinue Any Credit. If ATG at any time extends credit to Express, whether on open account, time draft, or otherwise, ATG may, if Express is in default of its credit arrangement and with 30 (thirty) days notice, discontinue such credit arrangement and require payment on the non-credit payment terms set forth in Section 4.1 hereof.

     4.4 Late Payment. If Express fails to pay to ATG any amount when due, Express agrees to pay interest on the overdue balance at the rate of ten percent per annum or, if such rate exceeds the maximum rate permitted by the governing law of this Agreement, Express shall pay interest on such overdue balance at the maximum rate permitted by such law. Payments received from Express when any overdue balance exists shall be applied first against accrued interest. Express shall pay all collection charges and expenses, including but not limited to attorney's fees, incurred by ATG in connection with its payment of the purchase price for the Products or otherwise in connection with the enforcement of this Agreement.

5. REPRESENTATIONS AND WARRANTIES. Express represents and warrants to ATG that it: (a) has full and unrestricted authority to enter into this Agreement and, by executing, delivering or performing under this Agreement, it will not breach any agreement to which it is currently a party; (b) has the legal right, free of any right or interest of any third party, to perform its obligations hereunder; and
(c) currently is in material compliance with all applicable Laws and has received all applicable product safety certifications and registrations from appropriate governmental entities necessary to perform its obligations under

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

this Agreement. ATG represents and warrants to Express that, except as disclosed in its filings with the Securities and Exchange Commission, it: (a) has full and unrestricted authority to enter into this Agreement and, by executing, delivering or performing under this Agreement, it will not breach any agreement to which it is currently a party; (b) has the legal right, free of any right or interest of any third party, to perform its obligations hereunder; (c) currently is in material compliance with all applicable Laws and has received all applicable product safety certifications and registrations from appropriate governmental entities necessary to perform its obligations under this Agreement, and, (d) has legal ownership of the Products, free and clear of any right or interest of any third party whatsoever.

6.   Confidential Information.

     6.1 Definition. The Parties recognize that the relationship created by this Agreement may involve access by the parties to information of substantial value to each other, including, but not limited to, designs, drawings, plans, software, programs, material and manufacturing specifications, devices, trade secrets, applications, formulae, know-how, methods, techniques, and processes (whether related to ATG's Patents (as such term is hereinafter defined), or otherwise), as well as financial, business, marketing and product development information, and customer lists including contact lists provided to ATG by Express relating to the Products (collectively, "Confidential Information"), provided that Confidential Information shall not include information:

     (a) In the public domain or which subsequently falls into the public domain;

     (b) Specifically intended by ATG for disclosure to customers of Express;

     (c) Which the recipient can prove was known through a source independent of the disclosing party prior to any communication by the disclosing party; or

     (a) Disclosed to the recipient in good faith by a third party having a legal right to do so.

         6.2 Non-Disclosure. The Parties acknowledge and agree that they own all rights, title and interest in and to their Confidential Information. The Parties further agree that they shall (i) maintain the secrecy and confidentiality of all

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

Confidential Information which comes to its attention, (ii) take all necessary precautions to prevent any disclosure of Confidential Information by any of its Agents, and (iii) during the term of this Agreement and for so long as Confidential Information does not enter into the public domain through no act or omission of Express, neither publish, disclose nor disseminate any part of such Confidential Information in any manner, or use the same, without the prior written consent of ATG.

     6.3 Injunctive Relief. The Parties understand and agree that the Confidential Information has special value, the loss of which cannot be reasonably or adequately compensated in damages or in an action at law, and therefore, in the event of any breach or violation of the provisions of this
Section 6 by any party to this agreement, the other party shall be entitled to equitable relief by way of injunction without bond and without the necessity of proving actual damages, in addition to, and not in limitation of, any other relief or rights to which they may be entitled. The terms and provisions of this
Section 6 shall survive any termination or expiration of this Agreement.

     6.4 Non-Circumvention. The terms and conditions of that certain Non-Circumvention & Disclosure Agreement dated March 21, 2000 between the parties hereto is hereby incorporated by reference, provided however, that in the event of any conflict between the terms thereof and the terms of this Agreement, the terms of this Agreement shall control. During the term hereof, ATG hereby covenants not to sell directly or indirectly to customers and contacts as disclosed to ATG. In addition, ATG will not knowingly supply the Products to third parties who wish to circumvent Express and sell the Product to customers and contacts of Express to which ATG is prohibited from selling under the terms hereof.

7. PRODUCT WARRANTY. The sole warranty given by ATG regarding any Product is that it shall be free from design or manufacturing defects. All Product packaging shall contain such disclaimer of warranty language as ATG may require. Any "satisfaction guaranteed or money back" promotion offered by ATG in connection with the sale of the Products shall be honored by Express in accordance with ATG's terms and, if so honored, ATG shall return to Express its purchase price for any returned Product.

8.   TRADEMARKS.

     8.1 ATG's Marks. ATG owns or has the right to use certain trademarks, service marks and/or trade names in connection with the distribution, sale and promotion of the Products (the "ATG

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

Marks"), including without limitation those trademarks, service marks and trade names listed in Schedule 8.1 hereto.

     8.2 Use of ATG's Marks by Express. ATG hereby grants to Express a non-exclusive right and license to use the ATG Marks during the term of this Agreement solely in connection with the Marketing of the Products including in the name of Express. This right and license shall not be assignable or transferable by, or subject to any encumbrance of, Express in any manner whatsoever, nor shall Express have the right to grant any sublicenses without ATG's prior written consent. All rights with respect to the ATG Marks and all other trademarks, service marks and trade names used by ATG not specifically granted to Express in this Agreement shall be and hereby are reserved to ATG. The right to use ATG Marks in Express's name is subject to the following limitations: (i) Express shall only sell ATG's products and (ii) within thirty
(30) days of the expiration or other termination of this Agreement Express shall change its name so as to no longer include ATG Marks.

     8.3 Acknowledgment of Ownership. Express acknowledges that (i) ATG owns the ATG Marks and all goodwill associated with or symbolized by the ATG Marks, (ii) Express has no ownership right in or to any of the ATG Marks, (iii) Express shall acquire no ownership interest in or to any of the ATG Marks by virtue of this Agreement, and (iv) Express acknowledges that the ATG Marks have acquired secondary meaning. Express shall do nothing inconsistent with ATG's ownership of the ATG Marks and related goodwill and agrees that all use of the ATG Marks by Express shall inure to the benefit of ATG. Nothing in this Agreement shall be deemed to constitute or result in an assignment of any of the ATG Marks to Express or the creation of any equitable or other interests therein. Express shall not use any of the ATG Marks in any manner as a part of its business, corporate or trade name or otherwise in violation of this Section 8.

     8.4 Form of Use. Express shall use the ATG Marks only in the form and manner prescribed from time to time by ATG. Express shall mark each Product and all Marketing or other materials bearing any of the ATG Marks with such notices as ATG may reasonably require, including, but not limited to, notices that the ATG Marks are trademarks of ATG and are being used with the permission of ATG. It will be deemed reasonable for references to the ATG name, satisfactory in form and substance to ATG, to appear on all packaging and in all of Express's advertising of the ATG branded products.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

     8.5 Submissions. Express shall submit to ATG for its written approval, before any use is made thereof, representative samples of all stationery, invoices, catalogs, brochures, packages, and marketing materials bearing any of the ATG Marks which Express or its Agents prepare. Express shall not make any use of the ATG Marks unless and until it receives ATG's prior written approval. ATG shall have the absolute right to approve or reject any proposed use of any of the ATG Marks, in its sole discretion. ATG shall approve or reject each proposal within thirty (30) calendar days after submission, and ATG's failure to respond within such time period shall result in the automatic approval of such proposal.

     8.6 Registration. ATG shall have the sole right to take such action as it deems appropriate to obtain trademark registration for any of the ATG Marks. If it shall be necessary for Express to be the applicant to effect any such registrations, Express shall cooperate with ATG to effect any such registrations, and hereby does assign all of its right, title and interest in and to each such application, and any resulting registration, to ATG, and shall execute all papers and documents necessary to effectuate or confirm any such assignment. Express shall perform all reasonable and necessary acts and execute all necessary documents to effect the registration of the ATG Marks as ATG may request, all at ATG's sole expense. Express shall not obtain or attempt to obtain in the Territory, or elsewhere, any right, title or interest, registration, or otherwise, in or to the ATG Marks, any applications or registrations therefor, or any of them. In the event that any such right, title or interest should be obtained by Express in contravention hereof, Express shall hold the same on behalf of, and in trust for, ATG and shall transfer the same to ATG upon ATG's request and without expense to ATG.

     8.7 Infringement Information. Express shall notify ATG promptly of any unauthorized use of the ATG Marks or of any mark confusingly similar thereto which comes to its attention. Within twenty (20) days after ATG's receipt of such notice, ATG and Express shall decide jointly whether to proceed with any claim or litigation, and each shall have the right to do so independently if the other elects not to participate. If any action taken by ATG and Express is joint, then both parties shall share equally in the costs and proceeds. If one party elects to proceed with a claim or litigation independently, the party which proceeds with the claim or litigation shall retain all the proceeds thereof and shall bear all of the costs thereof. If ATG elects to make a claim or litigate, Express may not proceed with its own separate claim or litigation without first obtaining the written consent of ATG to do so. Express shall provide ATG with all reasonable

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

assistance, at ATG's expense, in any prosecution of any such infringement which ATG may decide to institute. If such infringement reduces the sales of the Products by Express, then the parties shall mutually agree upon a reduction of the Sales Requirement during the period of such infringement. With respect to any joint action, ATG shall have the sole right to employ counsel and to direct the handling of the action and litigation and any settlement thereof. As to claims or litigation with which Express decides to proceed but in which ATG elects not to participate, ATG shall provide Express with all reasonable assistance, at Express's expense.

     8.8 Termination of Use. Upon expiration or earlier termination of this Agreement, Express shall cease using the ATG Marks in any manner, either similar or dissimilar to the uses enumerated above.

9. PATENT OWNERSHIP AND RIGHTS TO INVENTIONS. Express shall not be deemed by anything contained in this Agreement or done pursuant to it to acquire any right, title or interest in or to ATG's Patents (as such term is hereinafter defined) or any patent now or hereafter covering or applicable to any Product, nor in or to any invention or improvement now or hereafter embodied in any Product, whether or not such invention or improvement is patentable under the laws of any country.

10. THIRD PARTY INFRINGERS. If Express becomes aware that a third party is or may be making unauthorized use of (a) any patent owned by ATG, or for which ATG has the exclusive right of use, which relates to the Products ("ATG's Patents"), or (b) any other intellectual property rights relating to the Products owned or controlled by ATG, Express shall promptly give ATG written notice thereof, which notice shall fully describe the potentially infringing actions of such third party. Within twenty (20) days after ATG's receipt of such notice, ATG and Express shall decide jointly whether to proceed with any claim or litigation, and each shall have the right to do so independently if the other elects not to participate. If any action taken by ATG and Express is joint, then both parties shall share equally in the costs and proceeds. If one party elects to proceed with a claim or litigation independently, the party which proceeds with the claim or litigation shall retain all the proceeds thereof, subject to the rights of licensors of ATG regarding such proceeds, and shall bear all of the costs thereof. If ATG elects to make a claim or litigate, Express may not proceed with its own separate claim or litigation without first obtaining the written consent of ATG to do so. Express shall provide ATG with all reasonable assistance, at ATG's expense, in any prosecution of any such infringement

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

which ATG may decide to institute. With respect to any joint action, ATG shall have the sole right to employ counsel and to direct the handling of the action and litigation and any settlement thereof.

11.  CLAIMS.

     11.1 Product Liability Claims. Express shall notify ATG in writing immediately of any products liability claim or action brought with respect to the Products based on alleged defects in the design or manufacture of the Products. Upon receiving such written notice, ATG shall assume and have sole control of the defense of any such claim or action, including the power to conduct and conclude any and all negotiations, compromises or settlements. Express shall comply with all reasonable requests from ATG for information, materials or assistance, with respect to the conduct of such defense at Express's expense, provided that ATG shall reimburse reasonable out of pocket expenditures of Express which ATG approved in advance in writing, provided further that the retaining of any outside consultant, attorneys and others requires the prior written consent of ATG. ATG shall be responsible for payment of all claims based on the design or manufacture of the Products, and all legal expenses and costs incurred in that regard. Nothing in this Section 11.1 shall be construed as requiring ATG to conduct and/or assume Express's independent defense against any claim or action, to the extent that such claim or action involves only the independent conduct, acts or omissions of Express. The foregoing represents the entire liability of ATG to Express for products liability claims or actions brought with respect to design or manufacturing defects in the Products.

     11.2 Notice from Express. Express shall promptly notify ATG of any potential or actual litigation or governmental legal activity in the Territory relating to the Products or the business operations of Express or ATG. Express shall provide such notice within ten (10) days from the time that Express learns of such litigation or activity. ATG shall have no liability for any judgment without such notice, or any settlement, compromise, expenses or costs made or incurred by Express without the consent of ATG.

     11.3 Indemnification. Each party assumes sole responsibility for all acts performed by it pursuant to this Agreement and shall be solely responsible for all Claims (as defined herein) in connection therewith. Each party shall indemnify, defend and hold the other harmless from any and all claims, actions, lawsuits, demands, costs, liabilities, losses,

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

damages and/or expenses (including reasonable attorneys' fees and costs of litigation) by any other party resulting from or relating to any acts, omissions or misrepresentations of such party, its Agents or any of them (collectively, "Claims"). As defined herein, "Claims" shall not include claims or actions against Express resulting solely from the Products' infringement of Third Party Rights through no fault of Express or from product liability claims or actions through no fault of Express.

     11.4 Product Quality Complaints. Express shall notify ATG in writing immediately of any Product quality complaints and any Product packaging quality complaints from any party, including, without limitation, wholesalers, retailers, consumers, or governmental entities. Express agrees to coordinate any response to such complaints with ATG and to follow ATG's instructions in dealing with any such complaints.

12. PRODUCT LIABILITY INSURANCE. ATG shall maintain in full force and effect product liability insurance and property damage insurance on its operations naming Express as an additional insured. ATG shall furnish to Express copies of policies of insurance or certificates evidencing the existence and amounts of such insurance within thirty (30) days of Express's request for such copies. ATG shall provide Express with written notice of any cancellation of any insurance hereunder at least thirty (30) days prior to such cancellation.

13. TERM. Subject to the termination provisions of Section 14 hereof, the term of this Agreement shall be for a period of six years commencing on the date of this Agreement (the "Initial Term"). Notwithstanding the aforesaid, unless terminated on six months advance notice, the term of this Agreement shall automatically be extended for consecutive three (3) year terms ("Renewal Term"). However, in the event that it becomes in ATG's best interest to grant exclusive rights to a certain territory or territories for which Express does not already have exclusive rights, ATG shall offer Express the right of first refusal to acquire such exclusive rights for a period of 30 calendar days from the delivery of written notice of the terms of such exclusive rights and if Express does not exercise its right to acquire such exclusive rights, then Express shall thereafter be barred from selling Products to customers in such territory. Any such territories shall be added to Exhibit 1.1. Notwithstanding the foregoing, ATG shall endeavor to provide Express with earlier notice of its intention to enter into an exclusive agreement for a territory.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

14. TERMINATION. This Agreement shall remain in full force and effect as specifically set forth in Section 13 hereof, unless earlier terminated as follows:

     (a) By mutual consent of the parties in writing at any time.

     (b) By either party upon giving written notice to the other party if such other party is in default of any term or provision hereunder, and such default is not cured within thirty (30) days of written notice of such default. Any such notice shall identify the nature of the claimed default and the action or actions required to cure each claimed default.

     (c) By ATG's giving written notice to Express: (i) if all or substantially all of Express's assets are transferred to another person or entity other than the persons or entities exercising ownership of Express at the date of this Agreement; or (ii) if a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Express in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Express or for any substantial part of its property, or order the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or (iii) if Express shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in any involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of such party or for any substantial part of its property, or make any general assignment for the benefit of creditors, or fail generally to pay its debts as they become due or shall take any action in furtherance of any of the foregoing.

     (d) Without notice if Express has not generated sales of at least * during any consecutive 12 month period commencing after April 1, 2001.

15. EFFECT OF TERMINATION. Termination of this Agreement shall not extinguish debts and other obligations created or arising between the parties by virtue of this Agreement or by virtue of contracts or arrangements entered into hereunder before the effective date of termination of this Agreement (the "Termination Date"). Without limiting the generality of the foregoing, upon the Termination
Date:

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

     (a) Express shall not be relieved of its obligation to (i) pay for the Products ordered by Express prior to the Termination Date or (ii) receive and pay for all Products covered by orders which have been accepted by ATG prior to the Termination Date; ATG shall be obligated to complete all Product orders which were accepted by ATG prior to the Termination Date, provided that ATG receives assurance satisfactory to ATG in its sole discretion that it will be paid in accordance with the terms of this Agreement; and in each such case, Express shall be permitted to distribute such Products as well as any Products in Express's inventory. After the Termination Date, ATG shall have no obligation of any kind to accept any orders, for the Products or otherwise, from Express.

     (b) Express shall submit to ATG within thirty (30) days after the Termination Date a list of all the Products owned by Express which were purchased from ATG as of the Termination Date; ATG may, at its option, purchase none or all of such Products from Express upon written notice of its intention to do so, at prices to be agreed upon between the parties but in no event greater than Express's landed cost for such Products; after receipt of such Products from Express, ATG will pay Express for such Products on thirty (30) day terms. Express shall permit ATG and its representatives to have access to its inventory of the Products during Express's usual business hours for purposes of inspection and verification of Express's inventory of Products after the Termination Date. If ATG does not purchase the remaining inventory, then Express will be permitted to sell this product.

     (c) Express shall cease to use any Confidential Information relating to or in connection with its continued business operations and shall promptly return to ATG any and all registrations of the ATG Marks and all physical, written and descriptive matter (including all reproductions and copies thereof) containing Confidential Information as ATG shall specify.

     (d) Express's license to use the ATG Marks shall terminate.

     (e) NEITHER PARTY HERETO SHALL BE LIABLE TO THE OTHER PARTY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS.

16. EXCUSABLE DELAYS. ATG shall not be liable for any delay in the manufacture or delivery of the Products pursuant to the terms

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

and provisions of this Agreement, or for any damages suffered by Express by reason of such delay, when such delay is, directly or indirectly, caused by, or in any manner arises from, earthquakes, fires, floods, accidents, riots, acts of God, war, governmental interference or restrictions, strikes, labor difficulties, or any other cause beyond the reasonable control of ATG, whether similar or dissimilar to the foregoing. If any such delay occurs, ATG shall make its best efforts to find alternative sources for the Products and shall permit Express to cancel its order and obtain the quantities of Product in the canceled order from alternative sources, subject to ATG's approval of the quality of such alternative Products.

17.  GENERAL PROVISIONS.

     17.1 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the respective parties hereto; provided, however, that neither party hereto shall have the right to assign any of its rights under this Agreement without the prior written consent of the other party which consent shall not be unreasonably withheld or delayed, except that ATG may assign its rights and interest in and to this Agreement in connection with the merger or consolidation of ATG with a majority owned subsidiary of its parent company; and provided, further, that neither party hereto shall be relieved of its respective obligations hereunder upon any assignment, whether voluntary, involuntary or by operation of law, of its rights under this Agreement.

     17.2 Notices. All notices, requests, demands and other communications which may be given or are required to be given under this Agreement shall be in writing and in the English language. All notices shall be sent by facsimile transmission and confirmed by overnight courier, and shall be deemed given on the date of such facsimile transmission. All notices shall be addressed as set forth below:

         If to Express:                     Express Success International, LLC.
                                            9147 Christopher St.
                                            Cypress, CA  90630
                                            Attention:  Manager

         If to ATG:                         American Technologies Group, Inc.
                                            1017 South Mountain Avenue
                                            Monrovia, California 91016
                                            Attention:  Chief Executive Officer

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

or to such other address as each party hereto may from time to time designate by written notice to the other party as provided herein.

     17.3 Governing Law. This Agreement has been executed and delivered in, and shall be governed by and construed in accordance with the laws of the State of California without regard to its conflict of laws provisions.

     17.4 Resolution of Disputes. Any controversy or claim relating to this Agreement (whether contract, tort, or both) or to the breach of this Agreement shall be arbitrated by and in accordance with the then existing commercial arbitration rules of the American Arbitration Association, in Los Angeles, California. The arbitrator may render a judgment awarding actual compensatory damages only, and no consequential, incidental, or punitive damages may be awarded by the arbitrator. Judgment on the award rendered by such arbitrator may be entered in any court having jurisdiction. Nothing in this Section 17.4 shall affect ATG's right to bring an action or proceeding against Express in the courts of any jurisdiction where the purpose of such action or proceeding is to
(i) seek injunctive relief against Express, or (ii) collect moneys due and owing from Express to ATG on account of Express's failure to pay for Products or services provided by ATG. Service of process in any such action or proceeding brought hereunder may be made by mailing copies of such process to the address of the parties provided for in Section 17.2 hereto, provided that nothing in this Section 17.2 shall affect the right to serve legal process in any other manner permitted by law. In the event of any action or proceeding to enforce this Agreement, the successful or prevailing party will be entitled to recover its attorneys' fees actually incurred and other costs incurred in any such action or proceeding, in addition to any other relief to which it may be entitled.

     17.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the terms or provisions hereof.

     17.6 Construction. Whenever in this Agreement the context so requires, references to the masculine shall be deemed to include feminine and the neuter, references to the neuter shall be deemed to include the masculine and feminine, and references to the plural shall be deemed to include the singular and the singular to include the plural. Any reference in this Agreement to either party hereto shall include such party's Agents.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

     17.7 Waiver and Amendment. No waiver, amendment, modification or change of any provision of this Agreement shall be effective unless and until made in writing and signed by all of the parties hereto. No waiver, forbearance or failure by any party hereto of its right to enforce any provision of this Agreement shall constitute a waiver or estoppel of such party's right to enforce any other provision of this Agreement or a continuing waiver by such party of compliance with any provision.

     17.8 Severability. The provisions of this Agreement are intended to be interpreted and construed in a manner so as to make such provisions valid, binding and enforceable. In the event that any provision of this Agreement is determined to be partially or wholly invalid, illegal or unenforceable, then such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or, if such provision cannot be modified or restricted in a manner so as to make such provision valid, binding and enforceable, then such provision shall be deemed to be excised from this Agreement and the validity, binding effect and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any manner.

     17.9 Cooperation. Each party hereto shall cooperate with the other party hereto and shall take such further action and shall execute and deliver such further documents as may be necessary or desirable in order to carry out the provisions and purposes of this Agreement.

     17.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     17.11 Entire Agreement. This Agreement (including the exhibits and schedules hereto, each of which is incorporated herein and made a part of this Agreement) constitutes the entire agreement and understanding of the parties hereto and terminates and supersedes any and all prior agreements, arrangements and understandings, both oral and written, express or implied, between the parties hereto concerning the subject matter of this Agreement.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EXPRESS SUCCESS INTERNATINAL, LLC.           AMERICAN TECHNOLOGIES GROUP INC.

By:  s/s Dennis Leung                    By:  s/s Lawrence J. Brady
     -----------------------------            -------------------------------
Name: Dennis Leung                       Name: Lawrence J. Brady
Its: Managing Member                     Its: Chief Executive Officer

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

                                    EXHIBIT A

                                    PRODUCTS

Combustion enhancement products

ScreenMagic - Screen cleaner/anti-static

Household cleaning products, if available

Car care products, if available

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

                                   EXHIBIT 1.1

                              EXCLUDED TERRITORIES

Costa Rica
Panama
Nicaragua
El Salvador
Guatemala
Honduras
Mexico
Chile
Peru
Argentina
Brazil
Bolivia
Columbia
Venezuela
Equator
Uruguay
Paraguay

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

                                   EXHIBIT 2.3

                               PURCHASE ORDER FORM

No. ______                                               Date: ___________, 200_

To:  _________________________
     _________________________


     Please furnish us the following goods:

No. Units           Product   Unit Price     Territory     Total

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Shipment by: __________________

Delivery date: ________________

Delivery location: ____________


This order is submitted pursuant to that Distribution Agreement between Express Success International, LLC.,. and American Technologies Group, Inc. dated as of March ___, 2000, and is subject to the terms and conditions of that Agreement and no other terms or conditions.

                                          Express Success International, LLC.,



                                          By: ______________________
                                          Name:_____________________
                                          Title:____________________

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

                                   Schedule 3

PRODUCT     PRICE

Force Fleet Formula (Individual Gel-Pack) Regular Price            US$ *
Force Fleet Formula (Individual Gel-Pack) Promotional Price        US$ *

- All prices are FOB ATG's designated manufacturing facility and are subject to change.

- Prices will at all times represent ATG's best prices offered on similar terms and conditions.

- Minimum purchase is one full 20 foot container of any combination of product, with a minimum of one full pallet of any included product per container.

-    The * a market being defined as a specific agreed-upon geographical area.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

                                  Schedule 11.1

                    TRADEMARKS, SERVICE MARKS AND TRADE NAMES

The Force

ScreenMagic

and such others as may be identified under cover of separate letter and appended and incorporated by reference herein.

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

                              ADDENDUM TO AGREEMENT

This is an addendum to the agreement made by and between American Technologies Group, Inc. (ATG) and Express Success International, LLC (ESI) dated April 7, 2000 as follows:

A) ESI shall purchase the following minimum numbers of a certain air borne catalyst product for internal combustion engine enhancement known as The Fleet Formula gel packs of the 24 oz. Size (New 2 solution):

     1. 11/01/2000 to 07/31/2001:  * containers *
     2. 08/01/2001 to 07/31/2002:  * containers *
     3. 08/01/2002 to 07/31/2003:  * containers *
     4. 08/01/2003 to 07/31/2004:  * containers *
     5. 08/01/2004 to 07/31/2005:  * containers *
     6. 08/01/2005 to 07/31/2006:  * containers *
     7. 08/01/2006 to 07/31/2007:  * containers *

     Any order of the bulk IE solution by ESI shall be counted as part of its minimum purchase requirement in dollar terms, and shall not be used for the production of gel packs without prior authorization of ATG. (*)

B. ESI is hereby granted by ATG the exclusive rights to market and to distribute both the 16 oz. the 24 oz. and of any other size and of the latest improved formulation of the above said Fleet Formula gel packs in The Force and/or any other private label(s) and the bulk IE solution, particularly to the asphalt, trucking, shipping and transportation (including coaches and buses but excluding trains) industries in the United States of America, Canada and Mexico for the entire duration of this agreement and any extension(s). In addition, ESI may market to the power generation industry in these countries on a non-exclusive basis, and will receive absolute customer protection for those to whom ESI makes sales.

C. It is understood and agreed by ESI and ATG that to maintain the momentum of successful distribution of the subject product is by means of a continuous increase of its sales volume and the market shares. To achieve this goal the maintenance of price stability is essential. Therefore, the selling price of the subject 24 oz. gel packs shall be set as follows: (The sale prices shown below are net to ATG, FOB Monrovia or its designated shipping location in California).

                                  Exhibit 10.9
                             Confidential Treatment
                             Omissions Noted by (*).
      Omissions in accordance with Rule 406 of the Securities Act of 1933. Omitted portions have been filed with the Securities and Exchange Commission.

     1.  11/01/2000 to 07/31/2002:  (*) (alpha)

     2.  08/01/2003 to 07/31/2004:  (*) (alpha)

     3.  08/01/2004 to 07/31/2005:  (*) (alpha)

     4.  08/01/2005 to 07/31/2006:  (*) (alpha)

     5.  08/01/2006 to 07/31/2007:  (*) (alpha)

     (alpha) does not include any extraordinary increases in manufacturing costs which may be added to the above increases upon mutual consent of both ESI and ATG which shall not be unreasonably denied by ESI.

D. Payment by ESI will be * purchase credit will be made available to ESI by ATG on 35-day credit terms for payment upon product delivery. *.

E. ESI will be entitled to * made from ATG. This * will be made available to ESI at the end of each * and will be subject to audit.

F.   ESI will be entitled to * placed under this agreement. In no case will this
     * be available *

G. ATG shall provide appropriate and adequate personnel acceptable to ESI to ensure proper quality control of production at its own in-house facilities as well as at its outside contracting facilities. ESI shall have the rights to carry out bi-weekly inspections at its sole discretion.

H. ATG shall guarantee the delivery of the quality and quantity of product as ordered within the specified dates as agreed to by ESI and ATG. ESI will reserve the right to cancel the purchase order if such order(s) are being cancelled on ESI by its distributors or customers due to ATG's failure to deliver product as specified or for more than 30 days late.

I. This addendum of Agreement shall be an integral part of the original agreement made by and between ATG and ESI dated April 7, 2000. The contents of this Addendum shall take effect over any and all conflicting clause(s) in the original agreement of April 7, 2000 on the same subject.

J. The effective expiry date for this Addendum and also for the original agreement shall be July 31, 2007 if not extended by mutual written consent.

Dated this 31st day of October, 2000



s/s  Dennis Leung                             s/s  Lawrence J. Brady
-------------------------------------         ---------------------------------
Express Success International, LLC            American Technologies Group, Inc.
Dennis Leung, General Manager                 Lawrence J. Brady, C.E.O.